Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt, Other Disclosures [Abstract]
Debt
Debt
The following is a summary of outstanding debt as of December 31, (in millions):

	2011	2010
Medium-term notes	$1,632.3	$1,623.0
Term loan	—	150.0
Convertible notes	0.1	17.5
Junior convertible subordinated debentures	436.7	436.7
Commercial paper	—	34.0
Receivables facility	100.0	100.0
Other debt	7.7	7.7
Total debt	2,176.8	2,368.9
Short-term debt	(103.6)	(135.0)
Current portion of long-term debt	(263.9)	(170.0)
Long-term debt	$1,809.3	$2,063.9

During the years ended December 31, 2011 and 2010, the Company's average commercial paper obligations outstanding were $80.0 million and $24.9 million, respectively, at average interest rates, including fees and commissions, of 2.2% and 1.6%, respectively.
The aggregate maturities of debt outstanding, based on the earliest date the obligation may become due, are as follows as of December 31, 2011 (in millions):

2012	2013	2014	2015	2016	Thereafter	Total
$367.5	$503.0	$—	$—	$—	$1,306.3	$2,176.8

Medium-term Notes
The Company's outstanding medium-term notes consisted of the following principal amounts and interest rate swap values as of December 31, (in millions):

	2011	2010
6.75% senior notes due 2012	$250.0	$250.0
5.50% senior notes due 2013	500.0	500.0
6.25% senior notes due 2018	250.0	250.0
10.60% senior notes due 2019	20.7	20.7
4.70% senior notes due 2020	550.0	550.0
6.11% senior notes due 2028	10.0	10.0
Interest rate swaps	35.8	42.3
Unamortized gain on termination of interest rate swaps	15.8	—
Total medium-term notes	$1,632.3	$1,623.0

Average stated interest rate of all medium-term notes outstanding as of December 31, 2011 was 5.61%.

As of December 31, 2011, the Company was party to a fixed-for-floating interest rate swap designated as a fair value hedge. The interest rate swap relates to $250.0 million of the principal amount of the medium-term notes and results in the Company effectively paying a floating rate of interest on the medium-term notes subject to the interest rate swap. During 2011, the Company, at its option, terminated and settled certain interest rate swaps related to an aggregate $750.0 million principal amount of medium-term notes with original maturity dates ranging between March 2012 and April 2013. The Company received cash proceeds of $22.7 million from counterparties as settlement for the interest rate swaps. Under the relevant authoritative guidance, gains resulting from the early termination of interest rate swaps are deferred and amortized as adjustments to interest expense over the remaining period of the debt originally covered by the interest rate swaps. The cash received from the termination of the interest rate swaps is included in operating activities in accrued liabilities and other in the Consolidated Statement of Cash Flows for 2011.

The medium-term note balances at December 31, 2011 and 2010 include mark-to-market adjustments of $35.8 million and $42.3 million, respectively, to record the fair value of the hedges of the fixed-rate debt, and the mark-to-market adjustments had the effect of increasing the reported value of the medium-term notes. The unamortized amount as of December 31, 2011 associated with the termination of the interest rate swaps, $15.8 million, is included in the value of the medium-term notes. Compared to the stated rates of the underlying medium-term notes, the interest rate swaps, including amortization of settled interest rate swaps, had the effect of reducing interest expense by $31.5 million, $30.3 million and $26.1 million for 2011, 2010 and 2009, respectively.
In connection with the Capital Structure Optimization Plan (the “Plan”), the Company completed the offering and sale of $550.0 million aggregate principal amount of 4.70% senior unsecured notes with a maturity of August 2020 (the “Notes”) in August 2010. The net proceeds from this offering were $544.9 million, which together with cash on hand and short-term borrowings were used to fund the repurchase of $500.0 million of shares of the Company's common stock through an accelerated buyback program and to complete a cash tender offer for any and all of the $300.0 million principal amount of outstanding 10.60% notes due 2019. The Notes are unsecured and unsubordinated obligations of the Company and equally rank with all of its existing and future senior unsecured debt. The Notes may be redeemed by the Company at any time, in whole or in part, at a redemption price plus accrued and unpaid interest to the date of redemption. The redemption price is equal to the greater of (1) 100% of the principal amount of the Notes being redeemed on the redemption date and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of any payments of interest accrued through the date of the redemption), discounted to the date of redemption on a semiannual basis at a specified rate. The Notes also contain a provision that allows holders of the Notes to require the Company to repurchase all or any part of the Notes if a change of control triggering event occurs. Under this provision, the repurchase of the Notes will occur at a purchase price of 101% of the outstanding principal amount, plus accrued and unpaid interest, if any, on such Notes to the date of repurchase. The Notes are classified as long-term debt in the Company's Consolidated Balance Sheet at December 31, 2011 based on their maturity date.
In March 2009, the Company completed the offering and sale of $300.0 million aggregate principal amount of 10.60% senior unsecured notes with a maturity of April 2019 (the “10.60% Notes”). Interest on the Notes is payable semiannually on April 15 and October 15. The Company realized net proceeds from the offering of the 10.60% Notes of $290.2 million, which were used to complete the 2009 Tender Offers (as such term is defined below) and for general corporate purposes. In connection with the Plan, the Company conducted and completed a cash tender offer (the “Tender Offer”) in August 2010 through which it repurchased $279.3 million of the $300.0 million aggregate principal amount outstanding of 10.60% Notes. The Company repurchased the 10.60% Notes at a fixed cash purchase price of $1,437.50 per $1,000 principal amount of the 10.60% Notes and also paid all accrued and unpaid interest on the 10.60% Notes repurchased pursuant to the Tender Offer. As a result of premiums paid and fee as incurred associated with the Tender Offer and the write-off of unamortized issuance costs, the Company recorded a pretax loss of $131.4 million, which is reflected in losses related to extinguishments of debt in the Consolidated Statement of Operations for 2010. The $402.2 million cash paid to complete the Tender Offer is included as payments on and for the settlement of notes payable and debt in the Consolidated Statement of Cash Flows for 2010. The remaining $20.7 million principal amount outstanding of the 10.60% Notes is classified as long-term debt due to its maturity in 2019.
In 2009, the Company conducted and completed tender offers through which it repurchased $180.1 million of the $250.0 million aggregate principal amount outstanding of 4.625% notes due December 2009 and $144.9 million of the $250.0 million aggregate principal amount outstanding of 4.000% notes due May 2010 (the “2009 Tender Offers”). As a result of premiums paid and fees incurred associated with the 2009 Tender Offers, the Company recorded a pretax loss of $4.7 million, which is included in losses related to extinguishments of debt in the Consolidated Statement of Operations for 2009. The $329.7 million paid to complete the 2009 Tender Offers is included as payments on and for the settlement of notes payable and debt in the Consolidated Statement of Cash Flows for 2009. The Company repaid the remaining $69.9 million principal amount outstanding of the $250.0 million 4.625% notes in December 2009 and the remaining $105.1 million principal amount outstanding of the $250.0 million 4.000% notes in May 2010.

As of December 31, 2011, the current portion of long-term debt includes $250.0 million principal amount of the 6.75% senior notes due March 2012.
Term Loan

In September 2008, the Company entered into a $400.0 million credit agreement (the “Agreement”), under which the Company received an unsecured three-year term loan in the amount of $400.0 million (the “Term Loan”). The Company repaid $100.0 million of the principal amount of the Term Loan in September 2010 and made a $100.0 million prepayment of the principal amount in December 2010. During 2011, the Company repaid the remaining $150.0 million outstanding principal amount of the Term Loan based on the maturity date. Borrowings under the Agreement bore interest at a rate of LIBOR plus a spread that was determined based on the credit rating of the Company, and interest was payable no less frequently than monthly.

Convertible Notes
In March 2009, the Company issued $345.0 million of Convertible Notes. The Convertible Notes bear interest at a rate of 5.5% per year, which is payable semiannually, and the Convertible Notes mature on March 15, 2014. The Convertible Notes are convertible at an initial conversion rate of 116.198 shares of the Company’s common stock per $1,000 principal amount of Convertible Notes (representing an initial conversion price of approximately $8.61 per share of common stock), subject to adjustment in certain circumstances. Upon conversion, a holder will receive cash up to the aggregate principal amount of the Convertible Notes converted, and cash, shares of common stock or a combination thereof (at the Company’s election) in respect of the conversion value above the Convertible Notes’ principal amount, if any. The Company entered into convertible note hedge transactions upon issuance to reduce the Company’s cost of the conversion option (see Footnote 10). Net proceeds from this offering were used to complete the convertible note hedge transactions and the 2009 Tender Offers and to repay debt and for general corporate purposes.
Accounting standards require the Company, as issuer of the Convertible Notes, to separately account for the liability and equity components of the Convertible Notes in a manner that reflects the Company’s nonconvertible debt borrowing rate at the date of issuance when interest cost is recognized in subsequent periods. The Company allocated $69.0 million of the $345.0 million principal amount of the Convertible Notes to the equity component, which represents a discount to the debt to be amortized into interest expense using the effective interest method through the maturity of the Convertible Notes. Accordingly, the Company’s effective interest rate on the Convertible Notes was 10.8%.
In connection with the Capital Structure Optimization Plan, in September 2010 the Company completed an exchange of newly issued shares of common stock and cash for $324.7 million of the $345.0 million outstanding principal amount of the Convertible Notes (the “Exchange Offer”). In the aggregate, the Company paid $52.0 million in cash and issued 37.7 million shares of the Company’s common stock for $324.7 million principal amount of the Convertible Notes validly offered for exchange by the holders pursuant to the Exchange Offer. In accordance with the applicable authoritative accounting guidance, the Company determined the fair value of the liability component of the Convertible Notes received in the Exchange Offer, with the residual value representing the equity component. The excess of the fair value of the liability component, or $356.0 million, over the carrying value of the Convertible Notes exchanged, $275.5 million, was recognized as a loss related to the extinguishment of debt. Including fees incurred associated with the Exchange Offer and the write-off of unamortized issuance costs, the Company recorded a pretax loss of $87.2 million upon the settlement of the Exchange Offer, which is included in losses related to extinguishments of debt in the Consolidated Statement of Operations for 2010.
In March 2011, the Company completed exchanges of newly issued shares of common stock and cash for an additional $20.0 million outstanding principal amount of Convertible Notes. The Company paid $3.1 million in cash and issued 2.3 million shares of the Company’s common stock for the $20.0 million principal amount of Convertible Notes. The Company determined that the fair value of total consideration (including cash) paid to the holders of Convertible Notes, using the fair market value of common stock at settlement, was $47.4 million. In accordance with the applicable authoritative accounting guidance, the Company determined the fair value of the liability component of the Convertible Notes received, with the residual value representing the equity component. The excess of the fair value of the liability component, or $21.8 million, over the carrying value of the Convertible Notes exchanged, $17.3 million, was recognized as a loss related to the extinguishment of debt in 2011. Including the write-off of unamortized issuance costs, the Company recorded a pretax loss of $4.8 million, which is included in loss related to extinguishment of debt in the Consolidated Statement of Operations for 2011. During 2011, in addition to the March 2011 exchanges, the Company also exchanged an additional $0.2 million principal amount of the Convertible Notes generally based on the same terms and conditions as offered to the holders of the Convertible Notes in previous exchanges. As of December 31, 2011, $0.1 million principal amount of the Convertible Notes remained outstanding.
Junior Convertible Subordinated Debentures

In 1997, a 100% owned finance subsidiary (the “Subsidiary”) of the Company issued 10.0 million shares of 5.25% convertible preferred securities (the “Preferred Securities”). Holders of the Preferred Securities are entitled to cumulative cash dividends of 5.25% of the liquidation preference of $50 per Preferred Security, or $2.625 per year. Each of these Preferred Securities is convertible into 0.9865 of a share of the Company’s common stock. During 2005 and 2004, the Company purchased an aggregate of 1.6 million shares of its Preferred Securities from holders at an average price of $45.27 per share ($71.3 million). As of December 31, 2011, the Company fully and unconditionally guarantees the 8.4 million shares of the Preferred Securities issued by the Subsidiary that were outstanding as of that date, which are callable at 100% of the liquidation preference of $421.2 million.

The proceeds received by the Subsidiary from the issuance of the Preferred Securities were invested in the Company’s 5.25% Junior Convertible Subordinated Debentures (the “Debentures”). In addition, the Subsidiary received approximately $15.5 million of the Company’s Debentures as payment for $15.5 million the Company borrowed from the Subsidiary to purchase all of the common equity interests in the Subsidiary. As a result, the Company issued an aggregate of $515.5 million of Debentures, and the Subsidiary is the sole holder of the Debentures. The Debentures are the sole assets of the Subsidiary, mature on December 1, 2027, bear interest at an annual rate of 5.25% payable quarterly and became redeemable by the Company beginning in December 2001. The Company may defer interest payments on the Debentures for a period of up to 20 consecutive quarters, during which period distribution payments on the Preferred Securities are also deferred. Under this circumstance, the Company may not declare or pay any cash distributions with respect to its common or preferred stock or debt securities that do not rank senior to the Debentures. The Preferred Securities are mandatorily redeemable upon the repayment of the Debentures at maturity or upon acceleration of the Debentures. As of December 31, 2011, the Company has not elected to defer interest payments. In connection with the Company’s purchase of the Preferred Securities in 2005 and 2004, the Company negotiated the early retirement of the corresponding Debentures with the Subsidiary. The Company accounted for these transactions as extinguishments of debt, which resulted in $436.7 million of Debentures outstanding as of December 31, 2011.
Receivables-Related Borrowings

In September 2009, the Company entered into a 364-day receivables facility that provides for borrowings of up to $200.0 million (the “Receivables Facility”), and the maturity date has been extended such that it expires in September 2012. Under the Receivables Facility, the Company and certain operating subsidiaries (collectively, “the Originators”) sell their receivables to a financing subsidiary as the receivables are originated. The financing subsidiary is wholly owned by the Company and is the owner of the purchased receivables and the borrower under the facility. The assets of the financing subsidiary are restricted as collateral for the payment of debt or other obligations arising under the facility, and the financing subsidiary’s assets and credit are not available to satisfy the debts and obligations owed to the Company’s or any other Originator’s creditors. The Company includes the financing subsidiary’s assets, liabilities and results of operations in its consolidated financial statements. The Receivables Facility requires, among other things, that the Company maintain certain interest coverage and total indebtedness to total capital ratios, and the Company was in compliance with such requirements as of December 31, 2011. As of December 31, 2011, the financing subsidiary owned $618.2 million of outstanding accounts receivable, and these amounts are included in accounts receivable, net in the Company’s Consolidated Balance Sheet at December 31, 2011. The amount that may be borrowed under the Receivables Facility is subject to various limitations based on the character of the receivables owned by the financing subsidiary. As of December 31, 2011, the Company had outstanding borrowings of $100.0 million under the Receivables Facility, which have been classified as short-term borrowings and bear interest at a weighted-average rate of 1.0%.

Revolving Credit Facility and Commercial Paper

On December 2, 2011, the Company entered into a five-year credit agreement (the "Credit Agreement") with a syndicate of banks. The Credit Agreement provides for an unsecured syndicated revolving credit facility with a maturity date of December 2, 2016, and an aggregate commitment at any time outstanding of up to $800.0 million (the "Facility"). The Company may from time to time request increases in the aggregate commitment to up to $1.25 billion upon the satisfaction of approval requirements. The Company may request extensions of the maturity date of the Facility (subject to lender approval) for additional one-year periods. Borrowings under the Facility will be used for general corporate purposes, and the Facility provides the committed backup liquidity required to issue commercial paper. Accordingly, commercial paper may be issued only up to the amount available for borrowing under the Facility. Under the Facility, the Company may borrow funds on a variety of interest rate terms. The Facility also provides for the issuance of up to $100.0 million of letters of credit, so long as there is a sufficient amount available for borrowing under the Facility. The Company may borrow, prepay and re-borrow amounts under the Facility at any time prior to termination of the facility. As of December 31, 2011, there were no borrowings or standby letters of credit issued or outstanding under the Facility, and there was no commercial paper outstanding.
In addition to the committed portion of the Facility, the Credit Agreement provides for extensions of competitive bid loans from one or more lenders (at the lenders' discretion) of up to $500.0 million, which are not a utilization of the amount available for borrowing under the Facility.

The Credit Agreement contains customary representations and warranties, covenants and events of default. The covenants set forth in the Credit Agreement include certain affirmative and negative operational and financial covenants, including, among other things, restrictions on the Company's ability to incur certain liens, make fundamental changes to its business or engage in transactions with affiliates, limitations on the amount of indebtedness that may be incurred by the Company's subsidiaries and a requirement that the Company maintain certain interest coverage and total indebtedness to total capital ratios, as defined in the Credit Agreement.
In addition, the Credit Agreement provides for certain events of default, the occurrence of which could result in the acceleration of the Company's obligations under the Credit Agreement and the termination of the lenders' obligation to extend credit pursuant to the Credit Agreement. As of December 31, 2011, the Company was in compliance with the provisions of the Credit Agreement.

On December 2, 2011, concurrent with the Company’s entry into the Credit Agreement, the Company terminated the $665.0 million syndicated revolving credit facility, which was scheduled to expire in November 2012 (the “Revolver”). At December 31, 2010, there were no borrowings under the Revolver. In lieu of borrowings under the Revolver, the Company could issue up to $665.0 million of commercial paper under the Revolver. The Revolver provided the committed backup liquidity required to issue commercial paper. As of December 31, 2010, the Company had outstanding commercial paper obligations of $34.0 million